Exhibit 99.906CERT

Certification of Principal Executive Officer

      In connection with the Certified Shareholder Report of Bancroft
Fund Ltd. (the "Fund") on Form N-CSR for the period ended April 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Thomas H. Dinsmore, Chairman of the Board of the Fund, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:
            (1)	The Report fully complies with the requirements of Section 13(a)
or 15(d) of the Securities Exchange Act of 1934; and
            (2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Date: July 9, 2008


/s/Thomas H. Dinsmore
Thomas H. Dinsmore
Chairman of the Board and
Chief Executive Officer
(Principal Executive Officer)

            A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Fund and will be retained by the Fund and furnished to the Securities and Exchange Commission or its staff upon request.





Exhibit 99.906CERT

Certification of Principal Financial Officer

      In connection with the Certified Shareholder Report of Bancroft
Fund Ltd. (the "Fund") on Form N-CSR for the period ended April 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Gary I. Levine, Chief Financial Officer of the Fund, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:
            (1)	The Report fully complies with the requirements of Section 13(a)
or 15(d) of the Securities Exchange Act of 1934; and
            (2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Date: July 9, 2008

/s/Gary I. Levine
Gary I. Levine
Chief Financial Officer
(Principal Financial Officer)


            A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Fund and will be retained by the Fund and furnished to the Securities and Exchange Commission or its staff upon request.